PURCHASE AGREEMENT
                               ------------------

     This Purchase Agreement (the "Agreement") is made and entered into this 10th day of October, 2006, by and among Behzad Bahrami ("Seller" or "Bahrami"), Playmates Gentlemen's Club, L.L.C., a Texas limited liability company (the "Company"), Rick's Cabaret International, Inc., a Texas corporation ("Rick's) and RCI Entertainment (Austin), Inc., a Texas corporation ("Buyer").

     WHEREAS, Seller owns 100% of the membership interest of the Company (the "Membership Interest"); and

     WHEREAS,  the  Buyer  is  a  wholly  owned  subsidiary  of  Rick's;  and

     WHEREAS, the Company owns an adult entertainment cabaret known as "Playmates" (the "Club"), located at 8110 Springdale Road, Austin 78724 (the "Premises"); and

     WHEREAS, Seller desires to sell 51% of the issued and outstanding Membership Interest of the Company to Buyer on the terms and conditions set forth herein; and

     WHEREAS, Buyer desires to purchase 51% of the issued and outstanding Membership Interest of the Company from Seller on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                  PURCHASE AND SALE OF THE MEMBERSHIP INTEREST

     Section  1.1     Sale of the Membership Interest.  Subject to the terms and
                      -------------------------------
conditions set forth in this Agreement, at the Closing (as hereinafter defined) Seller hereby agrees to sell, transfer, convey and deliver to Buyer 51% of the issued and outstanding Membership Interest of the Company, free and clear of all encumbrances, and shall deliver to Buyer certificates representing the Membership Interest, duly endorsed to Buyer or accompanied by duly executed stock powers in form and substance satisfactory to Buyer.

     Section  1.2     Purchase  Price  for  the  Membership  Interest.  As
                      -----------------------------------------------
consideration for the purchase of the Membership Interest, Buyer shall pay to Seller the total consideration of $1,500,000 (the "Purchase Price"), which shall be payable as follows:

     (a)     $500,000  cash  payable  at  Closing;  and

     (b) 125,000 shares of restricted common stock $.01 par value of Rick's (the "Shares") to be valued at $8.00 per share.

     Section  1.3     Right  of  Bahrami  to "Put" Shares.  On or after one year
                      -----------------------------------
from the Closing Date, Bahrami shall have the right but not the obligation to have Rick's purchase from Bahrami 5,000 Shares per month (the "Monthly Shares"), calculated at a price per share equal to $8.00

("Value of the Shares") until Bahrami has received a total of $1,000,000 from the sale of the Shares (the "Put"). Bahrami shall notify Rick's during any given month of its election to "Put" the Monthly Shares to Rick's during that particular month. Thereafter Rick's shall have three (3) business days to elect, at its option, to buy the Monthly Shares or instruct Bahrami to sell the Monthly Shares in the open market. At Rick's election, during any given month, it may either buy the Monthly Shares or if Rick's elects not to buy the Monthly Shares from Bahrami, then Bahrami shall sell the Monthly Shares in the open market and any deficiency between the amount which Bahrami receives from the sale of the Monthly Shares and the Value of the Shares shall be paid by Rick's within three (3) business days after receipt of written notice of the sale of the Monthly Shares and the amount of the deficiency during that particular month. Rick's obligation under this Section 1.3 to purchase the Monthly Shares from Bahrami shall terminate and cease at such time as Bahrami has received a total of $1,000,000 from the sale of the Shares. Bahrami agrees to provide monthly statements to Rick's as to the total number of Shares which he has sold and the amount of proceeds derived therefrom. Nothing contained in this Section
1.3 shall limit or preclude Bahrami from selling the Shares in the open market or require Bahrami to "Put" the Shares to Rick's during any given month.

     In the event the Seller elects not to "Put" the Shares to Rick's, the Seller shall not sell more than 10,000 Shares per week in the open market, provided that Seller complies with Rule 144 of the Securities Act of 1933, as amended, in connection with his sale of the Shares.

                                   ARTICLE II
                                    CLOSING

     Section  2.1     The Closing.  The closing of the transactions provided for
                      -----------
in  this Agreement shall take place on the earlier of: (i) December 31, 2006, or
(ii) ten (10) days after the issuance of a Certificate of Occupancy by the City of Austin (the "Closing Date"), or at such other time and place as agreed upon in writing among the parties hereto (the "Closing"). The parties have agreed further to close at the law officers of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007.

     Section  2.2     Delivery  and  Execution.  At  the Closing: (a) the Seller
                      ------------------------
shall deliver to Buyer certificates evidencing the Membership Interest of the Company, free and clear of any liens, claims, equities, charges, options, rights of first refusal or encumbrances, duly endorsed to Buyer or accompanied by duly executed stock powers in form and substance satisfactory to Buyer against delivery by Buyer to the Seller of payment in an amount equal to the Purchase Price of the Membership Interest being purchased by Buyer in the manner set forth in Section 1.2; and (b) the Related Transactions (as defined below) shall be consummated concurrently with the Closing.

     Section 2.3     Related Transactions.  In addition to the purchase and sale
                     --------------------
of the Membership Interest, the following actions shall take place contemporaneously at the Closing (collectively, the "Related Transactions"):

     (i) The Buyer and the Seller will enter into a Management Agreement with terms and conditions for the management of the Club which will include an agreement of the Buyer to provide an initial $200,000 line of credit for the operation of the Club;


                          Purchase Agreement - Page 2

    (ii) The Seller will enter into a five (5) year covenant not to compete pursuant to the terms of which the Seller will agree not to compete, either directly of indirectly, with the Company, the Club, Rick's or any of their affiliates, by operating an establishment featuring live adult entertainment within a one (1) mile radius of the Premises;

   (iii) The Landlord for the Premises shall have entered into a new lease agreement with the Company acceptable to all of the parties (the "Lease"), giving the Company the right to lease the Premises for at least ten (10) years at not more than $29,000 per month, with the right to an option to an additional ten (10) years at not more than $37,000 per month, with the Buyer agreeing to guarantee the first two
          (2)  years  of  the  Lease;

    (iv) Buyer and Seller shall have entered into a Buy-Sell Agreement relating to the ownership of their Membership Interests in the Company; and

     (v) Rick's and the Seller shall have entered into a Lock-Up/Leak-Out Agreement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                            OF SELLER AND THE COMPANY

     Seller and the Company, jointly and severally, hereby represent and warrant to the Buyer and Rick's as follows:

     Section  3.1.     Organization,  Good  Standing  and  Qualification.
                       --------------------------------------------------

     (a) The Company (i) is an entity duly organized, validly existing and in good standing under the laws of the state of Texas, (ii) has all requisite power and authority to own, operate and lease its properties and to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Seller or the Company, respectively.

     (b) The authorized capital of the Company consists of _______ units of Membership Interest of which _______ units of Membership Interest are validly issued and outstanding. There is no other class of capital authorized or issued by the Company. All of the issued and outstanding Membership Interest of the Company are owned by Seller and are fully paid and non-assessable. None of the Membership Interest issued are in violation of any preemptive rights. The Company has no obligation to repurchase, reacquire, or redeem any of its outstanding Membership Interest. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any Membership Interest of the Company, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any Membership Interest or any securities convertible into or evidencing the right to purchase or subscribe for any Membership Interest, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any Membership Interest of the Company.


                          Purchase Agreement - Page 3

     Section  3.2     Ownership  of  the  Membership  Interest.  Seller  owns,
                      ----------------------------------------
beneficially and of record, all of the Membership Interest of the Company free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Seller has the unrestricted right and power to transfer, convey and deliver full ownership of the Membership Interest without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority. Upon the transfer of the Membership Interest to Buyer as contemplated herein, Buyer will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

     Section  3.3     Authorization.  The  Company  has  all requisite corporate
                      -------------
power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. All action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement and all documents related to consummate the transactions contemplated herein have been taken or will be taken prior to the Closing Date by the Company. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of the Company and Seller enforceable against them in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Bahrami represents that he is a person of full age of majority, with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself. All action on the part of Bahrami necessary for the authorization, execution, delivery and performance of this Agreement by him has been taken and will be taken prior to Closing Date. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of Bahrami enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     Section  3.4     Consents.  No  consent  of,  approval  by,  order  or
                      --------
authorization of, or registration, declaration or filing by the Seller or the Company with any court or any governmental or regulatory agency or authority having jurisdiction over the Seller or the Company or any of its property or assets is required on the part of the Seller or the Company (a) in connection with the consummation of the transactions contemplated by this Agreement or (b) as a condition to the legality, validity or enforceability as against the Company of this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of the Company.

     Section  3.5     Acquisition  of  Stock  for  Investment.  The  Seller
                      ---------------------------------------
understands that any issuance of the Shares (as referenced in Section 1.2 herein) will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities acts, and accordingly, are restricted securities, and the Seller represents and warrants to the Buyer and Rick's that the Seller's present intention is to receive and hold the Shares for investment only and not with a view to the distribution or resale thereof.


                          Purchase Agreement - Page 4

     Additionally, the Seller understands that any sale of any the Shares issued, under current law, will require either (a) the registration of the Shares under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts.

     To assist in implementing the above provisions, the Seller hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Shares acquired hereby until the Shares have been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE
          FEDERAL  AND  STATE  SECURITIES  LAWS  OR  APPLICABLE  EXEMPTIONS
          THEREFROM."

     Section 3.6     Sellers' Access to Information.  The Seller hereby confirms
                     ------------------------------
and represents that he (a) has received a copy of Rick's Form 10-KSB filed with the Securities and Exchange Commission (the "SEC") for the year ended September 30, 2005, as amended, and a copy of Rick's Form 10-QSB's for the quarter ended December 31, 2005, March 31, 2006 and June 30, 2006, as filed with the SEC; (b) a copy of Rick's Form 14C filed with the SEC on April 24, 2006; (c) a copy of the Form 8-K's filed with the SEC on March 27, 2006, April 6, 2006, April 14, 2006, May 11, 2006, July 12, 2006, July 13, 2006, August 10, 2006 and August 28,
2006; (d) has been afforded the opportunity to ask questions of and receive answers from representatives of Rick's concerning the business and financial condition, properties, operations and prospects of Rick's; (e) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (f) has had an opportunity to engage and is represented by an attorney of his choice; (g) has had an opportunity to negotiate the terms and conditions of this Agreement; (h) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (i) has been provided with and given an opportunity to review all current information about Rick's. Seller has asked such questions to representatives of Rick's about Rick's as he desires to ask and all such questions have been answered to the full satisfaction of each Seller. The forms filed by Rick's with the SEC as set forth in Section 3.6(a), (b) and (c) are hereafter collectively referred to as "SEC Reports".

     Section  3.7     Purchase  for  Investment.  The  Seller  is  acquiring the
                      -------------------------
Rick's Shares for his own account, for investment purposes only and not with view to any public resale or other distribution thereof. Seller acknowledges that he is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended. Seller and his representatives have received, or have had access to, and have had sufficient opportunity to review, all books, records, financial information and other information which Seller considers necessary or advisable to enable him to make a decision concerning its acquisition of the Shares, and that he


                          Purchase Agreement - Page 5
possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment hereunder.

     Section  3.8     No  Default.  The  Company  is not (a) in violation of any
                      -----------
provision of its Articles of Organization or Regulations or (b) in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of the Company, and there has been no default in any material obligation to be performed by the Company under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has the Company waived any material right under any such contract, lease, agreement, commitment or undertaking.

     Section  3.9     Taxes.  The  Company  has  timely and accurately filed all
                      -----
federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns and any taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor. The Company has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by the Company with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. Neither the Company nor the Seller has knowledge of any action by any taxing authority in connection with assessing additional taxes against or in respect of it for any past period. There are no agreements between the Company and any taxing authority waiving or extending any statute of limitations with respect to any tax return.

     Section  3.10     Financial  Statements.  Seller has delivered to Buyer the
                       ---------------------
financial information available relating to the Company ( the "Financial Information"). Such Financial Information, are in accordance with the books and records of the Company and fairly represent the financial position of the Company and the results of operations and changes in financial position of the Company as of the dates and for the periods indicated. Except as set forth in
Exhibit 3.10, the Company, as of the date of the Financial Information, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise. As of the Closing Date, Seller represents there have been no adverse changes in the financial condition or other operations, business, properties or assets of the Company from that reflected in the latest Financial Information of the Company as furnished pursuant to this Agreement.

     Section  3.11     Labor  Matters.  The  Company is not a party or otherwise
                       --------------
subject to any collective bargaining agreement with any labor union or association. The Company is not a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee of the Company. The Company is not a party to any employee benefits plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) or any other fringe or employee benefits plan, programs or arrangements.


                          Purchase Agreement - Page 6

     Section  3.12     Compliance with Laws; Permits. The Company is, and at all
                       -----------------------------
times prior to the date hereof has been in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of its assets or the operation of their businesses. The Company owns, holds or possesses, or will own, hold or posses prior to the Closing Date, all permits and licenses which are in any manner necessary for it to conduct its sexually oriented business, including the right to serve alcoholic beverages.

     Section  3.13     No  Conflicts.  The execution and delivery by the Company
                       -------------
and the Seller of this Agreement does not, and the performance and consummation by the Company and the Seller of the transactions contemplated hereby will not
(i)  conflict  with  the articles of organization or regulations of the Company;
(ii) conflict with or result in a breach or violation of, or default under, or give rise to any right of acceleration or termination of, any of the terms, conditions or provisions of any note, bond, lease, license, agreement or other instrument or obligation to which the Company is a party or by which the Company's or Seller's assets or properties are bound; (iii) result in the creation of any encumbrance on any of the assets or properties of the Company; or (iv) violate any law, rule, regulation or order applicable to the Company or Seller or any of the Company's assets or properties.

     Section  3.14     Title  to Properties; Encumbrances.  The Company has good
                       ----------------------------------
and marketable title to all of the personal property and assets, that are used in the business that are material to the condition (financial or otherwise), business, operations or prospects of the Company, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the Financial Statements of the Company, (ii) statutory liens not yet delinquent, and (iii) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby. The Company does not own any real property.

     Section  3.15     No  Pending  Transactions.  Except  for  the transactions
                       -------------------------
contemplated by this Agreement, neither Seller nor the Company is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of the Company, (ii) the sale of any of the assets of the Company except in the ordinary course of business, (iii) the sale of any outstanding Membership Interest of the Company, (iv) the acquisition by the Company of any operating business or the capital stock of any other person or entity, (v) the borrowing of money by the Company, whether secured or unsecured, or (vi) any agreement with any of the respective officers, managers or affiliates of the Company.

     Section  3.16     Contracts  and  Leases.  Except  as  set forth in Exhibit
                       ----------------------
3.16, the Company (i) has no leases of personal property relating to the assets of the Company, whether as lessor or lessee; (ii) has no contractual or other obligations relating to the assets of the Company, whether written or oral; and
(iii) has not given any power of attorney to any person or organization for any purpose relating to the assets of the Company. Other than as contemplated by this Agreement, as of the Closing Date, there will not be any lease agreements for the Premises where the Club is located. The Company has provided Buyer access to each and every contract, lease or other document relating to the assets of the Company to which they are subject or are a party or a beneficiary. To Seller's knowledge, such contracts, leases or other documents are valid and in full force and effect according to their terms and


                          Purchase Agreement - Page 7
constitutes a legal, valid and binding obligation of the Company and the other respective parties thereto and are enforceable in accordance with their terms. Seller has no knowledge of any default or breach under such contracts, leases or other documents or of any pending or threatened claims under any such contracts, leases or other documents.

     Section  3.17     No  Default.  The  Company is not (a) in violation of any
                       -----------
provision of its articles of organization or regulations or (b) in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of the Company, and there has been no default in any material obligation to be performed by the Company under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has the Company waived any material right under any such contract, lease, agreement, commitment or undertaking.

     Section  3.18     Books  and  Records.  The books of account, minute books,
                       -------------------
stock record books or other records of the Company that exist are accurate and complete and have been maintained in accordance with sound business practices and will be located at the Premises upon Closing.

     Section  3.19     Insurance Policies.  Copies  of  all  insurance  policies
                       ------------------
maintained by the Company relating to the operation of the Club have been delivered or made available to Buyer. The policies of insurance held by the Company are in such amounts, and insure against such losses and risks, as the Company reasonably deems appropriate for its property and business operations. All such insurance policies are in full force and effect, and all premiums due thereon have been paid. Valid policies for such insurance will be outstanding and duly in force at all times prior to the Closing.

     Section  3.20     Pending  Claims.  Except  as  set  forth in Exhibit 3.20,
                       ---------------
there is no claim, suit, arbitration, investigation, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of the Company's or Bahrami's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon the Company, or the business of the Club or the transfer of the Membership Interest by the Seller to Buyer under this Agreement or the operation of the Club after the Closing Date, nor is there any basis known to the Company or Bahrami for any such action. No litigation is pending, or, to the Company's or Bahrami's knowledge, threatened against the Company, or the business of the Club, or their assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated thereby or hereby. Neither the Company nor Bahrami is subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against them which would affect the Company or the business of the Club, or the Membership Interest to be transferred under this Agreement.

     Section 3.21     No Liabilities. As of the Closing Date, Company shall have
                      --------------
no obligations or liability (contingent or otherwise) to any third party, except as set forth in exhibit 3.16.

     Section  3.22     Brokerage  Commission.  No broker or finder has acted for
                       ---------------------
the Seller, or the Company in connection with this Agreement or the transactions contemplated hereby, and no person


                          Purchase Agreement - Page 8
is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Seller or the Company.

     Section 3.23     Environmental.  The Company has not received any citation,
                      -------------
directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit relating to any environmental issue arising out of the ownership or occupation of the Club.

     Section 3.24     Banks and Brokerage Accounts.  Exhibit 3.24 sets forth (a)
                      ----------------------------
a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship, and (b) a true and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Company having signatory power with respect thereto.

     Section  3.25      Disclosure.  No  representation or warranty of Seller or
                        ----------
the Company contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                    OF BUYER

     Buyer  hereby  represents  and  warrants  to  Seller  as  follows:

     Section  4.1     Organization,  Good Standing and Qualification.  Buyer (i)
                      -----------------------------------------------
is an entity duly organized, validly existing and in good standing under the laws of the state of Texas, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Buyer.

     Section  4.2     Authorization.  Buyer  is  a corporation duly organized in
                      -------------
the state of Texas and has full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby. All action on the part of Buyer necessary for the authorization, execution, delivery and performance of this Agreement by it has been or will be taken. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  4.3     Consents.  No  permit,  consent, approval or authorization
                      --------
of, or designation, declaration or filing with, any governmental authority or any other person or entity is required on the part of Buyer in connection with the execution and delivery by Buyer of this Agreement or the


                          Purchase Agreement - Page 9
consummation and performance of the transactions contemplated hereby other than as may be required under the federal securities laws.

     Section  4.4     Disclosure.  No  representation  or  warranty  of  Buyer
                      ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  4.5     Brokerage  Commission.  No  broker or finder has acted for
                      ---------------------
the Buyer in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Buyer.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                    OF RICK'S

     Rick's  hereby  represents  and  warrants  to  Seller  as  follows:

     Section  5.1     Organization, Good Standing and Qualification.  Rick's (i)
                      ----------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Rick's.

     Section  5.2     Authorization.  Rick's  is a corporation duly organized in
                      -------------
the state of Texas and has full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby. All action on the part of Rick's necessary for the authorization, execution, delivery and performance of this Agreement by it has been or will be taken. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Rick's enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  5.3     Consents.  No  permit,  consent, approval or authorization
                      --------
of, or designation, declaration or filing with, any governmental authority or any other person or entity is required on the part of the Buyer or Rick's in connection with the execution and delivery by Rick's of this Agreement or the consummation and performance of the transactions contemplated hereby other than as may be required under the federal securities laws.

     Section  5.4     Disclosure.  No  representation  or  warranty  of  Rick's
                      ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.


                          Purchase Agreement - Page 10

     Section  5.5     Brokerage  Commission.  No  broker or finder has acted for
                      ---------------------
Rick's in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Rick's.

     Section  5.6     Compliance with Laws; Permits.  Except as disclosed in the
                      -----------------------------
SEC Reports, Rick's is, and at all times prior to the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the operation of its business or ownership of its assets or the operation of its businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties or condition (financial or otherwise) of Rick's.

     Section 5.7     No Conflicts.  The execution and delivery of this Agreement
                     ------------
by Rick's does not, and the performance and consummation of the transactions contemplated hereby by the Buyer and Rick's , will not (i) conflict with the articles of incorporation or bylaws of Rick's; (ii) conflict with or result in a breach or violation of, or default under, or give rise to any right of acceleration or termination of, any of the terms, conditions or provisions of any note, bond, lease, license, agreement or other instrument or obligation to which Rick's is a party or by which Rick's assets or properties are bound; (iii) result in the creation of any encumbrance on any of the assets or properties of the Buyer; or (iv) violate any law, rule, regulation or order applicable to Rick's or any of Rick's securities, assets or properties

     Section  5.8     No  Default.  Rick's  is  not  (a)  in  violation  of  any
                      -----------
provision of its articles of incorporation or bylaws or (b) in default under any term or condition of any instrument evidencing, creating or securing any indebtedness of Rick's, and there has been no default in any material obligation to be performed by Rick's under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor has Rick's waived any material right under any such contract, lease, agreement, commitment or undertaking.

     Section  5.9     Pending  Claims.  Except  as described in the SEC Reports,
                      ---------------
there is no claim, suit, arbitration, investigation, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of the Rick's's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have a material adverse effect upon Rick's, nor is there any basis known to Rick's for any such action. No litigation is pending, or, to Rick's knowledge, threatened against Rick's or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated thereby or hereby. Rick's is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against it which would have a material adverse affect on the Buyer.


                          Purchase Agreement - Page 11

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

     Section  6.1     Stand  Still.  To  induce  Buyer and Ricks to proceed with
                      ------------
this Agreement, the Company and Seller agree that until the Closing Date or the termination of this Agreement, neither any representative of the Company nor the Seller will offer to sell or solicit any offer to purchase or engage in any discussions or activities of any nature whatsoever, directly or indirectly, involving in any manner the actual or potential sale, transfer, encumbrance, pledge, collateralization or hypothecation of any assets of the Company or Membership Interest of the Seller. The Company and the Seller hereby agree to advise the Buyer and Ricks of any contact from any third party regarding the acquisition of any Membership Interest of the Seller or other investment in the Company, or of any contact which would relate to the transactions contemplated by this Agreement.

     Section  6.2     Access; Due Diligence.  Between the date of this Agreement
                      ---------------------
and the Closing Date, the Company and Seller shall (a) provide Buyer and their authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of the Company and to the books and records of the Company; (b) permit the Buyer to make inspections thereof; and (c) cause the officers and advisors of the Company to furnish the Buyer with such financial and operating data and other information with respect to the business and properties of the Company and to discuss with the Buyer and their authorized representatives the affairs of the Company as the Buyer may from time to time reasonably request.

     Section 6.3     Conduct of Business.  From the date of the execution hereof
                     -------------------
until the Closing Date, the Company shall operate the business of the Club in the ordinary course of business, and:

     (a) The Company will not authorize, declare, pay or effect any dividend except as is consistent with past practices of the Company or liquidation or other distribution in respect of the units of membership interest of the Company or other equity interest or any direct or indirect redemption, purchase or other acquisition of any equity interest of the Company;

     (b) The Company will not make any changes in their condition (financial or otherwise), liabilities, assets, or business or in any of their business relationships, including relationships with suppliers or customers, that, when considered individually or in the aggregate, might reasonably be expected to have a material adverse effect on the Company;

     (c) The Company will not increase the salary or other compensation payable or to become payable by the Company to any employee, or the declaration, payment, or commitment or obligation of any kind for the payment by the Company of a bonus or other additional salary or compensation to any such person except in the normal course of business, consistent with past practices of the Company;

     (d) The Company will not sell, lease, transfer or assign any of their assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;


                          Purchase Agreement - Page 12

     (e) The Company will not accelerate, terminate, modify or cancel any agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) involving more than $1,000 to which the Company is a party;

     (f) The Company will not make any loans to any person or entity, or guarantee any loan, absent the consent of the Buyer;

     (g) The Company will not waive or release any right or claim held by the Company, absent the consent of the Buyer;

     (h) The Company will operate its business in the ordinary course and consistent with past practices so as to preserve their business organization intact, to retain the services of their employees and to preserve their goodwill and relationships with suppliers, creditors, customers, and others having business relationships with them;

     (i) The Company will not issue any note, bond or other debt security or create, incur or assume, or guarantee any indebtedness for borrowed money or capitalized lease obligations;

     (j) The Company will not delay or postpone the payment of accounts payable and other liabilities outside the ordinary course of business;

     (k) The Company will not make any loan to, or enter into any other transaction with, any of their directors, officers, and employees, outside the ordinary course of business;

     (l) The Company will not make any change in any method, practice, or principle of accounting involving the Company's business, or the assets of the Company;

     (m) The Company will not issue, sell or otherwise dispose of any of its membership interests, or create, sell or dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of their membership interests;

     (n) The Company will not reclassify, split up or otherwise change any of their membership interests;

     (o) The Company will not be a party to any merger, consolidation or other business combination; and

     (p)  The  Company  will  not  agree  to  take  any action described in this
          Section  6.3.

                                  ARTICLE VII
                              CONDITIONS TO CLOSING

     The obligations of the parties to effect the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing of the following conditions:


                          Purchase Agreement - Page 13

     Section  7.1     Conditions  to  Obligations  of  Buyer  and  Rick's.
                      ---------------------------------------------------

          (a)     Representations and Warranties of the Company and the Seller.
                   ------------------------------------------------------------
The representations and warranties of the Company and the Seller shall be true and correct on the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date.

          (b)     Covenants.  All  covenants,  agreements  and  conditions
                   ---------
contained in this Agreement to be performed by the Company and Seller on or prior to the Closing Date shall have been performed or complied with in all respects.

          (c)     Delivery of Certificates.  The Company shall provide to Buyer
                   ------------------------
certificates, dated as of the Closing Date and signed by a representative of the Company to effect set forth in Section 7.1(a) and 7.1(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions.

          (d)     Resolutions.  The Company shall have delivered resolutions of
                   -----------
the Company, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

          (e)     Delivery of Membership Interest.  The Seller shall deliver or
                   -------------------------------
cause to be delivered to Buyer originally issued certificate representing the Membership Interest of the Company duly endorsed over to the Buyer in a form satisfactory to the Buyer.

          (f)     Related  Transactions.  The Related Transactions set forth in
                   ---------------------
Section  2.3  shall  be  consummated  concurrently  with  the  Closing.

          (g)     Third-Party  Consents.  Any  and  all  consents  or  waivers
                   ---------------------
required from third parties relating to this Agreement or any of the other transactions contemplated hereby shall have been obtained.

          (h)     Satisfactory  Diligence.  Buyer  shall have concluded its due
                   -----------------------
diligence investigation of the Company and its assets and properties and all other matters related to the foregoing, and shall be satisfied, in its absolute and sole discretion, with the results thereof.

          (i)     No  Actions  or  Proceedings.  No  claim,  action,  suit,
                   ----------------------------
investigation or proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement.

          (j)     Government Approvals.  All authorizations, permits, consents,
                   --------------------
orders, licenses or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

          (k)     Appointment  of Manager/Officer.  Eric Langan shall have been
                   -------------------------------
appointed as a Manager of the Company and as its President and Chief Executive Officer.

     Section  7.2     Conditions  to  Obligations of the Company and the Seller
                      ----------------------------------------------------------


                          Purchase Agreement - Page 14

          (a)     Representations,  Warranties  and  Agreements  of  Buyer  and
                   -------------------------------------------------------------
Rick's.  The  representations  and  warranties of Buyer and Rick's shall be true
------
and correct on the date hereof and on and as of the Closing Date, as though made on and as of the Closing Date.

          (b)     Covenants.  All  covenants,  agreements  and  conditions
                   ---------
contained in this Agreement to be performed by the Buyer or Rick's on or prior to the Closing Date shall have performed or complied with in all respects.

          (c)     Delivery  of Certificates.  Buyer and Rick's shall provide to
                   -------------------------
the Company and Seller certificates dated as of the Closing Date and signed by a representative of the Buyer and Rick's to the effect set forth in Section 7.2(a) and 7.2(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions.

          (d)     Resolutions.  Buyer  and  Risk's shall deliver resolutions of
                   -----------
the Buyer and Rick's, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

          (e)     Payment of Purchase Price.  Buyer (i) shall have tendered the
                   -------------------------
cash portion of the Purchase Price set forth in Section 1.2, and (ii) shall have delivered the Shares representing a portion of the Purchase Price to Seller as set forth in Section 1.2, or shall deliver a letter of instruction to the transfer agent instructing the issuance of the Shares to Seller.

          (f)     Related Transactions.  The Related Transaction set forth in
                   --------------------
Section 2.3 shall be consummated concurrently with the Closing.

          (g)     Consents;  Transfer  of Licenses.  All necessary transfers of
                   --------------------------------
licenses and leases required for the operation of the business of the Company shall have been obtained. The Certificate of Occupancy issued by the City of Austin which zones the Premises for an adult oriented business shall be in full force and effect.

          (h)     Third Party Consents.  Any and all consents or waivers
                   --------------------
required from third parties relating to this Agreement or any of the other transactions contemplated hereby shall have been obtained.

          (i)     No Actions or Proceedings.  No claim, action, suit,
                   -------------------------
investigation or proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement.

          (j)     Government Approvals.  All authorizations, permits, consents,
                   --------------------
orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.


                          Purchase Agreement - Page 15

                                  ARTICLE VIII
                                INDEMNIFICATION

     Section  8.1     Indemnification  from  the  Seller  and  the Company.  The
                      ----------------------------------------------------
Seller and the Company hereby agree to and shall indemnify, defend (with legal counsel reasonably acceptable to Buyer), and hold Buyer, its officers, directors, shareholders, employees, affiliates, parent, agents, legal counsel, successors and assigns (collectively, the "Buyer Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys fees and costs of any suit related thereto) (collectively, "Indemnifiable Loss" or "Indemnifiable Losses") suffered or incurred by any or all of the Buyer Group arising from:
(a) any material misrepresentation by, or material breach of any covenant or warranty of the Seller or the Company contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by the Seller or the Company hereunder; (b) any nonfulfillment of any material agreement on the part of the Seller or the Company under this Agreement; or
(c)  any  liabilities  of  the  Company  incurred  prior  to  the  Closing Date.

     Section  8.2     Indemnification  from  Buyer.  Buyer  agrees  to and shall
                      ----------------------------
indemnify, defend (with legal counsel reasonably acceptable to Company) and hold the Seller and the Company and their agents, officers, directors, shareholders, employees, affiliates, parent, agents, legal counsel, successors and assigns, (collectively, the "Company's Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys fees and costs of any suit related thereto) suffered or incurred by any or all of the Company's Group, arising from
(a) any material misrepresentation by, or material breach of any covenant or warranty of Buyer contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Buyer hereunder; or (b) any nonfulfillment of any material agreement on the part of Buyer under this Agreement. Further, and so long as Buyer or its affiliates or designees hold more than 50% interest in the Company, Buyer agrees to and shall indemnify, defend (with legal counsel reasonably acceptable to Company) and hold the Seller harmless at all times after the Closing Date, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys fees and costs of any suit related thereto) from third parties suffered or incurred by Seller arising from or related to any liabilities of the Buyer or Company incurred subsequent to the Closing Date.

     Section 8.3     Defense of Claims.  If any lawsuit or enforcement action is
                     -----------------
filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any


                          Purchase Agreement - Page 16
appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section  8.4     Default  of  Indemnification  Obligation.  If an entity or
                      ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section  9.1     Amendment;  Waiver.  Neither  this  Agreement  nor  any
                      ------------------
provision hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto. Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

     Section  9.2     Notices.  Any  notices or other communications required or
                      -------
permitted hereunder shall be sufficiently given if in writing and delivered in person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (a)     if to the Seller:        Behzad Bahrami
                                      9010 IH 35, Suite112
                                      Austin, Texas 78753
                                      Phone: (512) 658-4333
                                      Fax: (512) 371-0401


                          Purchase Agreement - Page 17
             with a copy to:          Douglass D. Hearne, Jr.
                                      700 Lavaca, Suite 910
                                      Austin, Texas 78701
                                      Fax: (512) 494-8819

     (b)     if to Buyer or Rick's:   RCI Entertainment (Austin), Inc.
                                      Attn: Eric Langan, President
                                      10959 Cutten Road
                                      Houston, Texas 77066
                                      Fax: (281) 397-6765

             with a copy to:          Robert D. Axelrod
                                      Axelrod Smith & Kirshbaum
                                      5300 Memorial Drive, Suite 700
                                      Houston, Texas 77007
                                      Fax: (713) 552-0202

A notice or communication will be effective (i) if delivered in person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

     Section  9.3     Severability.  Whenever  possible,  each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  9.4     Assignment;  Successors  and Assigns.  Except as otherwise
                      -----------  -----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto, which consent will not be unreasonably withheld.

     Section  9.5     Entire  Agreement.  This Agreement and the other documents
                      -----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

     Section  9.6     Jurisdiction.  This  Agreement  shall  be governed by, and
                      ------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws. The parties agree that venue for purposes of construing or enforcing this Agreement shall be proper in Harris County, Texas, if litigation is initiated by the Seller or the Company or Travis County, Texas, if litigation is initiated by the Buyer.


                          Purchase Agreement - Page 18

     Section  9.7     Counterparts  and  Facsimiles.  This  Agreement  may  be
                      -----------------------------
executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     Section  9.8     Costs  and  Expenses.   Each  party  shall  pay  their own
                      --------------------
respective fees, costs and disbursements incurred in connection with this Agreement.

     Section  9.9     Section  Headings.  The section and subsection headings in
                      -----------------
this Agreement are used solely for convenience of reference, do not constitute a part of this Agreement, and shall not affect its interpretation.

     Section  9.10     No  Third-Party Beneficiaries.  Nothing in this Agreement
                       -----------------------------
will confer any third party beneficiary or other rights upon any person (specifically including any employees of the Company) or any entity that is not a party to this Agreement.

     Section 9.11     Attorneys' Review.  In connection with the negotiation and
                      -----------------
drafting of this Agreement, the parties represent and warrant to each other they have had the opportunity to be advised by attorneys of their own choice.

     Section  9.12     Further  Assurances.  Each  party  covenants  that at any
                       -------------------
time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably be requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     Section  9.13     Survival  of  Representations,  Warranties and Covenants.
                       --------------------------------------------------------
All representations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement for the maximum period allowed by law.

     Section  9.14     Public  Announcements.   The  parties  hereto  agree that
                       ---------------------
prior to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section  9.15     Validity.  The  invalidity  or  unenforceability  of  any
                       --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.


                          Purchase Agreement - Page 19

     Section  9.16     Exhibits  Not Attached.  Any exhibits not attached hereto
                       ----------------------
on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

     IN WITNESS WHEREOF, the undersigned have executed this Purchase Agreement to become effective as of the date first set forth above.

                                        RCI ENTERTAINMENT (AUSTIN), INC.

                                         /s/ Eric Langan
                                        ----------------------------------------
                                        By: Eric Langan, President
                                        Date: October 10, 2005
                                             -----------------------------------


                                        RICK'S CABARET INTERNATIONAL, INC.

                                         /s/ Eric Langan
                                        ----------------------------------------
                                        By: Eric Langan, President
                                        Date: October 10, 2005
                                             -----------------------------------

                                        SELLER

                                         /s/ Behzad Bahrami
                                        ----------------------------------------
                                        Behzad Bahrami, Individually
                                        Date: October  5,  2006
                                             -----------------------------------

                                        PLAYMATES GENTLEMEN CLUB, LLC

                                         /s/ Behzad Bahrami
                                        ----------------------------------------
                                        By: Behzad Bahrami, Manager
                                        Date: October 5, 2006
                                             -----------------------------------


                          Purchase Agreement - Page 20

                                    EXHIBITS


                          Purchase Agreement - Page 21